UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 4, 2012

The Hartford Financial Services Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-13958	13-3317783
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Hartford Plaza, Hartford, Connecticut		06155
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	860-547-5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On September 4, 2012, Hartford Life, Inc., a Delaware corporation ("Seller") and an indirect wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (the "Company"), entered into a Purchase and Sale Agreement (the "Purchase Agreement") to sell to Massachusetts Mutual Life Insurance Company, a Massachusetts domiciled life insurance company ("Buyer"): (i) the Company’s assets relating to its retirement plans business (the "Business"), and (ii) all of the issued and outstanding equity of Hartford Retirement Services, LLC, the Business’s recordkeeper, for a total purchase price of $400 million, to be paid to Seller, in cash, subject to a potential downward adjustment at the closing of the transaction of up to $51.25 million in the event retirement plan discontinuances and lapses in the Business from and including January 1, 2012 through the closing of the transaction exceed defined thresholds set forth in the Purchase Agreement.

In connection with the transaction, Buyer has agreed to reinsure the insurance policies related to the Business pursuant to a Reinsurance Agreement between Buyer and Hartford Life Insurance Company, a Connecticut-domiciled life insurance company, to be entered into on the closing date. The Company is also a party to the Purchase Agreement for certain limited purposes stated therein, including to guarantee the obligations of Seller under the Purchase Agreement for three years from the closing date (or such longer period to resolve any then pending claims).

The Purchase Agreement, the Reinsurance Agreement and other transaction documents contain customary representations and warranties made by Seller and certain affiliates and certain customary covenants regarding the Business, and the Purchase Agreement, the Reinsurance Agreement and other transaction documents provide for indemnification, among other things, for breaches of those representations, warranties and covenants.

Closing of the transactions is subject to satisfaction or waiver of customary conditions, including regulatory approvals from FINRA and applicable state departments of insurance.

Item 7.01 Regulation FD Disclosure.

On September 4, 2012, the Company issued a press release announcing the entry into the Purchase Agreement. The press release is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

Press Release of The Hartford Financial Services Group, Inc. dated September 4, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Hartford Financial Services Group, Inc.

September 4, 2012	By:	Christopher J. Swift

Name: Christopher J. Swift
Title: Executive Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release of The Hartford Financial Services Group, Inc. dated September 4, 2012.